TIAA-CREF MANAGED ALLOCATION FUND
(a series of the TIAA-CREF Funds)

SUPPLEMENT NO. 1
Dated May 2, 2011
to the February 1, 2011 Prospectus

The following section on page 18 of the Prospectus is replaced in its entirety with the following to reflect the replacement of the MSCI EAFE Index with the MSCI EAFE + EM Index in the Managed Allocation Fund’s benchmark composite index as of February 1, 2011:

“Managed Allocation Fund Composite Index

The Managed Allocation Fund’s benchmark index is a composite index that is made up of three unmanaged benchmark indices. Each of these unmanaged benchmark indices represents the three types of market sectors in which the Fund invests, i.e., domestic equity, international equity and fixed income. The domestic equity market sector is represented by the Russell 3000® Index, the international equity sector is represented by the MSCI EAFE (Europe, Australasia and Far East) + EM (Emerging Markets) Index and the fixed-income sector is represented by the Barclays Capital U.S. Aggregate Bond Index. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. The Fund’s benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.”

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